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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2001

                                   ALLOY, INC.
             (Exact name of registrant as specified in its charter)

                                    000-26023
                                   (Commission
                                  File Number)

        Delaware                                          04-3310676
     (State or other                                    (IRS Employer
     jurisdiction of                                  Identification No.)
     incorporation)

                        151 WEST 26TH STREET, 11TH FLOOR
                               NEW YORK, NY 10001

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 244-4307


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ITEM 2.  ACQUISITION

On August 2, 2001, Alloy, Inc. ("Alloy") (then named Alloy Online, Inc.) completed the previously announced acquisition of all of the outstanding capital stock of CASS Communications, Inc. (the "Company"), an Illinois corporation with a principal place of business in Evanston, Illinois. The acquisition was completed pursuant to an Agreement and Plan of Reorganization dated as of July 3, 2001 (the "Reorganization Agreement") by and among Alloy, the Company and Alan M. Weisman, the sole stockholder of the Company (the "Stockholder"). Pursuant to the Reorganization Agreement, the Company was merged with and into Alloy (the "Merger") promptly after the Company spun out the assets of its CASS Recruitment Media division (the "CRM division") to a new company owned by Stockholder, with Alloy surviving the Merger as the surviving corporation. Immediately upon completion of the Merger, Alloy contributed all of the assets and liabilities of the Company to CASS Communications, Inc., a newly-formed Delaware corporation that is an indirect, wholly-owned subsidiary of Alloy ("New CASS").

Alloy gave Stockholder, as consideration for the Merger: (i) 1,720,392 shares (the "Merger Shares") of Alloy's common stock, $.01 par value (the "Alloy Common Stock"); (ii) nine million, seven hundred thousand dollars ($9,700,000) in cash; and (iii) a contingent Note, which will not be payable, if at all, until four months after the effectiveness of the initial registration for resale of the Merger Shares, with the principal amount of the Note to be determined based on the average closing prices of Alloy Common Stock over such four-month period. The maximum principal amount of the Note will be $10,000,000, and the Note will have no value if the closing price for Alloy Common Stock averages at least $11.28 per share in each of the four months over such four-month period. Alloy also agreed to issue additional shares of Alloy Common Stock to Stockholder if New CASS meets certain earnings targets over the 12-month period following the closing of the Merger. In connection with the Merger, Stockholder granted Alloy an option to purchase, and certain rights of first refusal with respect to the sale of, the company that acquired the assets of the CRM division or all or substantially all of its assets. The option and the rights of first refusal are exercisable until August 2, 2007.

The Company was founded in 1968. Its contracted media and promotional channels included college and high school newspapers reaching over 21 million readers. Additionally, the Company reached over 6.5 million students on college and high school campuses through its outdoor and display media assets, and provided marketers with full service event production and promotion capability. New CASS will be based in Evanston, Illinois, with additional offices in New York and Los Angeles.

The description of the transaction contained herein is qualified in its entirety by reference to the Reorganization (Exhibit 2.1), the First Amendment to the Reorganization Agreement (Exhibit 2.2), the Note (Exhibit 4.1), the Investment Representation Agreement and Lockup Agreement (Exhibit 99.1) and Press Release (Exhibit 99.2), each of which is incorporated herein by reference.

This report may contain forward-looking statements that involve risks and uncertainties, including statements regarding Alloy's expectations and beliefs regarding its future results or performance. Alloy's actual results could differ materially from those projected in the forward-looking statements. For a discussion of factors that might cause or contribute to such differences, see the Risk Factors section of Alloy's annual report on Form 10-K for the year ended January 31, 2001 which is on file with the Securities and Exchange Commission. Alloy does not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in management's expectations, except as required by law.



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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

           (a)    Financial statements of business acquired.

                  Not filed herewith; to be filed by amendment. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available but no later than October 16, 2001.

           (b)    Pro forma financial information.

                  Not filed herewith; to be filed by amendment. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available but no later than October 16, 2001.

           (c)    Exhibits.

                        2.1 Agreement and Plan of Reorganization, dated as of July 3, 2001, by and among Alloy Online, Inc., CASS Communications, Inc. and Alan M. Weisman (incorporated by reference to Exhibit 2.1 to Alloy's Current Report on Form 8-K filed July 10, 2001).

                        2.2 First Amendment to Agreement and Plan of Reorganization, dated as of August 1, 2001, by and among Alloy Online, Inc., CASS Communications, Inc. and Alan M. Weisman.

                        4.1 Demand Note, dated as of August 1, 2001, by and among Alloy Online, Inc. and Alan M. Weisman.

                        99.1 Investment Representation and Lockup Agreement, dated as of August 1, 2001, by and among Alloy Online, Inc. and Alan M. Weisman.

                        99.2 Alloy Press Release dated July 9, 2001 (incorporated by reference to Exhibit 99.1 to Alloy's Current Report on Form 8-K filed
                                 July 10, 2001).



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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    August __, 2001               ALLOY, INC.
                                          (Registrant)

                                          By: /s/ Matthew C. Diamond
                                              --------------------------
                                              Matthew C. Diamond
                                              Chief Executive Officer


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                                  EXHIBIT INDEX


         2.1 Agreement and Plan of Reorganization, dated as of July 3, 2001, by and among Alloy Online, Inc., CASS Communications, Inc. and Alan M. Weisman (incorporated by reference to Exhibit
                  2.1 to Alloy's Current Report on Form 8-K filed July 10,
                  2001).

         2.2 First Amendment to Agreement and Plan of Reorganization, dated as of August 1, 2001, by and among Alloy Online, Inc., CASS Communications, Inc. and Alan M. Weisman.

         4.1 Demand Note, dated as of August 1, 2001, by and among Alloy Online, Inc. and Alan M. Weisman.

         99.1 Investment Representation and Lockup Agreement, dated as of August 1, 2001, by and among Alloy Online, Inc. and Alan M. Weisman.

         99.2 Alloy Press Release dated July 9, 2001 (incorporated by reference to Exhibit 99.1 to Alloy's Current Report on Form 8-K filed July 10, 2001).